SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2008

SHELRON GROUP, INC.

 (Exact name of registrant as specified in its charter)

DELAWARE	0-31176	04-2968425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 BROADWAY
NEW YORK, NY 10006

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 836-4041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into A Material Definitive Agreement

On December 31, 2008, the Company’s wholly owned subsidiary, Positronic Networks, Ltd.. executed a non-exclusive, perpetual royalty for a license with Pure Décor, Inc. for licensed certain software and related intellectual property and improvements to be utilized for sale of furniture on the worldwide web.  A copy of the License Agreement is annexed hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this registration statement:

Exhibit	Description
99.1	License Agreement between Pure Décor, Inc. and Positronic Networks, Ltd.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shelron Group, Inc
(Registrant)

Date: December 31, 2008	/s/ Eliron Yaron
Eliron Yaron, Chairman